EXHIBIT 99.1

Apptio Announces Results for the Third Quarter of 2016

Q3 subscription revenue of $33.3 million, up 30% year-over-year

Bellevue, WA (November 2, 2016) - Apptio, Inc. (NASDAQ:APTI), the leading provider of cloud-based Technology Business Management (TBM) software, today announced results for the third quarter ended September 30, 2016.

"The momentum continues to build for Apptio and the TBM category. This quarter, we generated record quarterly revenues of over $40 million and significantly improved operating margins while acquiring new customers across the Global 10,000” said Sunny Gupta, co-founder and CEO, Apptio. "The global trends of digitalization and cloud migration are a tailwind for our large and growing market.  In the third quarter, we successfully completed our IPO, continued to innovate across our product portfolio and extended our market leadership.”

Third Quarter Financial Summary

•

Subscription revenue was $33.3 million, an increase of 30% from the third quarter of 2015, and comprised 82% of total revenue. Services revenue was $7.3 million, an increase of 10% from the third quarter of 2015.  Total revenues were $40.6 million, an increase of 26% from the third quarter of 2015.

•	GAAP gross margins grew to 66% as compared to 60% in the third quarter of 2015. Non-GAAP gross margins grew to 67%, as compared to 61% in the third quarter of 2015.
•

GAAP operating loss was $7.0 million, an improvement from an operating loss of $9.4 million in the third quarter of 2015. Non-GAAP operating loss was $4.5 million, compared to a Non-GAAP operating loss of $7.4 million in the third quarter of 2015.

•

GAAP net loss per basic and diluted share was $0.63 based on 13.9 million weighted average shares outstanding, compared to a GAAP net loss per basic and diluted share of $0.77 based on 12.8 million weighted average shares outstanding in the third quarter of 2015.

•

Non-GAAP net loss per basic and diluted share was $0.45 based on 13.9 million weighted average shares outstanding, compared to a non-GAAP net loss per basic and diluted share of $0.61 based on 12.8 million weighted average shares outstanding in the third quarter of 2015.

•

For the nine months ended September 30, 2016, net cash used in operating activities was $2.2 million as compared to $8.8 million in the comparable period last year.  Free cash flow was negative $5.7 million, as compared to negative $15.4 million in the nine months ended September 30, 2015.

•	Cash, cash equivalents and marketable securities were approximately $122.5 million as of September 30, 2016. As of September 30, 2016 there was no outstanding bank debt.

Recent Business Highlights

•

Completed our initial public offering and began trading on the NASDAQ on September 23, 2016. Net proceeds from the IPO were approximately $99.1 million, after underwriting discounts and commissions and other offering expenses.

•	Experienced continued success selling additional applications to existing accounts and expanding customers’ spend managed through Apptio.
•

Released significant enhancements to our SaaS platform and Cost Transparency application to increase user productivity, improve our visual cost modeling and data management capabilities, and continue lowering deployment times.

•	Released our new Apptio Vendor Insights product, which provides IT leaders with a single location for all vendor spend and contract details.
•

Experienced a significant increase in the adoption of cloud Infrastructure as a Service functionality across both our new and existing customers. With our cloud solution, customers can see an integrated view across all IT spend, including cloud.

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. Apptio is initiating guidance for the fourth quarter ending December 31, 2016 and for the full year 2016 as follows:

Fourth quarter of 2016:

•	Total revenue is expected to be in the range of $41.5 to $42.5 million
•	Non-GAAP operating loss between $8.0 and $9.0 million

Full year 2016:

•	Total revenue is expected to be in the range of $157.7 and $158.7 million
•	Non-GAAP operating loss between $21.9 and $22.9 million

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense.

Conference Call Information

Apptio plans to host a conference call today to review its third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 98784993), or if outside North America, by dialing 574-990-1011 (passcode: 98784993). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the CIO's business management system. We build advanced data and analytics applications that help IT leaders make informed decisions about their technology investments, capitalize on the cloud transformation and drive innovation within their organizations. We call it Technology Business Management. Our applications help companies align technology spending to business outcomes and automate IT processes like cost transparency, benchmarking, charge-back and planning. Hundreds of customers, including more than 40 percent of the Fortune 100, use Apptio as their business system of record for IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption and our financial outlook for the fourth quarter of, and full year, 2016.  Forward-

looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the prospectus filed pursuant to Rule 424(b) under the Securities Act of 1993 with the SEC on September 23, 2016.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss and free cash flow. In computing non-GAAP operating loss and non-GAAP gross margin, we exclude the effects of stock-based compensation expense.  We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Revenue
Subscription	$33,314	$25,594	$94,995	$72,836
Professional services	7,313	6,660	21,254	21,573
Total revenue	40,627	32,254	116,249	94,409
Cost of revenue
Subscription	6,921	6,173	19,960	17,315
Professional services	7,068	6,684	19,780	19,720
Total cost of revenue	13,989	12,857	39,740	37,035
Gross profit	26,638	19,397	76,509	57,374
Operating expenses
Research and development	9,015	7,928	26,072	22,602
Sales and marketing	18,300	15,855	54,256	49,129
General and administrative	6,285	5,023	16,969	12,721
Total operating expenses	33,600	28,806	97,297	84,452
Loss from operations	(6,962)	(9,409)	(20,788)	(27,078)
Other income (expense)
Interest (expense) income and other, net	(1,312)	(18)	(1,746)	1
Foreign exchange loss	(367)	(351)	(774)	(958)
Loss before provision for income taxes	(8,641)	(9,778)	(23,308)	(28,035)
Provision for income taxes	(114)	(87)	(328)	(236)
Net loss	$(8,755)	$(9,865)	$(23,636)	$(28,271)
Net loss per share attributable to common stockholders, basic and diluted	$(0.63)	$(0.77)	$(1.78)	$(2.25)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	13,884	12,754	13,307	12,575

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30,	December 31,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$111,712	$17,256
Short-term investments	10,818	6,260
Accounts receivable, net of allowance for doubtful accounts
of $215 and $289	42,585	52,887
Prepaid expenses and other current assets	5,249	3,990
Total current assets	170,364	80,393
Long-term assets
Property and equipment, net	13,058	13,487
Restricted cash	--	2,500
Deferred initial public offering costs	--	1,973
Other long-term assets, net	616	798
Total assets	$184,038	$99,151
Liabilities, Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$6,375	$3,462
Accrued payroll and other expenses	12,456	14,732
Deferred revenue	81,415	82,422
Deferred rent	784	613
Capital leases	42	42
Total current liabilities	101,072	101,271
Long-term liabilities
Deferred revenue, net of current portion	2,346	803
Deferred rent, net of current portion	4,540	4,810
Capital leases, net of current portion	62	95
Preferred stock warrant liability	--	414
Asset retirement obligation	184	210
Total liabilities	108,204	107,603
Convertible preferred stock	--	133,809
Stockholders’ equity (deficit)
Class A and Class B Common stock	4	1
Additional paid-in capital	268,240	26,509
Accumulated other comprehensive loss	(3)	--
Accumulated deficit	(192,407)	(168,771)
Total stockholders’ equity (deficit)	75,834	(142,261)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$184,038	$99,151

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Cash flows from operating activities
Net loss	$(8,755)	$(9,865)	$(23,636)	$(28,271)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,502	1,728	4,487	4,916
Amortization of premiums on investments	5	23	20	67
Loss (gain) on disposal of property and equipment	1	--	26	(12)
Stock-based compensation	2,487	2,022	6,902	5,877
Accretion of expense on line of credit fees	55	27	127	39
Loss on extinguishment of debt	722	--	722	--
Remeasurement of preferred stock warrant liability	210	10	202	57
Change in operating assets and liabilities
Accounts receivable	1,759	(1,075)	10,302	14,689
Prepaid expenses and other assets	101	(651)	(660)	(2,167)
Accounts payable	173	2,193	1,648	812
Accrued expenses	(500)	(2,020)	(2,442)	(2,199)
Deferred revenue	1,576	2,105	535	(2,959)
Deferred rent	(115)	55	(421)	391
Net cash used in operating activities	(779)	(5,448)	(2,188)	(8,760)
Cash flows from investing activities
Purchases of property and equipment	(1,198)	(1,877)	(3,518)	(6,636)
Proceeds from maturities of investments	--	2,200	6,245	13,309
Purchases of investments	(10,826)	--	(10,826)	(2,017)
(Payment) return of security deposits	9	7	(43)	157
Return of restricted cash	--	--	2,500	85
Net cash (used in) provided by investing activities	(12,015)	330	(5,642)	4,898
Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts	102,672	--	102,672	--
Payment of deferred initial public offering costs	(356)	(418)	(574)	(418)
Proceeds from long-term debt	--	--	20,000	--
Principal payments on long-term debt	(20,000)	--	(20,000)	--
Payment of debt prepayment fees	(200)	--	(200)	--
Proceeds from exercise of common stock options	489	613	1,000	2,335
Principal payments on capital lease obligations	(10)	(9)	(33)	(36)
Payment of capitalized loan fees	(12)	(9)	(248)	(78)
Net cash provided by financing activities	82,583	177	102,617	1,803
Foreign currency effect on cash and cash equivalents	(129)	(26)	(331)	(77)
Net increase (decrease) in cash and cash equivalents	69,660	(4,967)	94,456	(2,136)
Cash and cash equivalents
Beginning of year	42,052	22,517	17,256	19,686
End of year	$111,712	$17,550	$111,712	$17,550
Supplemental disclosures
Purchases under capital lease obligations	$--	$--	$--	$102
Property and furniture additions in accounts payable and accrued expenses	419	37	419	37
Leasehold improvements paid directly by lessor	356	--	356	--
Non-cash debt issuance costs	--	--	285	90
Deferred initial public offering cost accruals	794	1,163	1,004	1,163
Non-cash preferred stock warrant exercise	616	--	616	--

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenue
Subscription	$33,314	$25,594	$94,995	$72,836
Professional services	7,313	6,660	21,254	21,573
Total revenue	40,627	32,254	116,249	94,409

Cost of revenue reconciliation:
GAAP Subscription	6,921	6,173	19,960	17,315
Non-GAAP adjustment:
Stock-based compensation	(232)	(145)	(564)	(341)
Non-GAAP subscription cost of revenue	6,689	6,028	19,396	16,974

GAAP Professional services	7,068	6,684	19,780	19,720
Non-GAAP adjustment:
Stock-based compensation	(190)	(179)	(557)	(574)
Non-GAAP professional services cost of revenue	$6,878	$6,505	$19,223	$19,146

Gross profit and gross margin reconciliation:
GAAP Subscription gross profit	$26,393	$19,421	$75,035	$55,521
Non-GAAP adjustment:
Stock-based compensation	232	145	564	341
Non-GAAP Subscription gross profit	26,625	19,566	75,599	55,862
GAAP Subscription gross margin	79.2%	75.9%	79.0%	76.2%
Non-GAAP Subscription gross margin	79.9%	76.4%	79.6%	76.7%

GAAP Professional services gross profit	245	(24)	1,474	1,853
Non-GAAP adjustment:
Stock-based compensation	190	179	557	574
Non-GAAP Professional services gross profit	435	155	2,031	2,427
GAAP Professional services gross margin	3.4%	(0.4%)	6.9%	8.6%
Non-GAAP Professional services gross margin	5.9%	2.3%	9.6%	11.3%

GAAP gross profit	26,638	19,397	76,509	57,374
Non-GAAP adjustment:
Stock-based compensation	422	324	1,121	915
Non-GAAP gross profit	$27,060	$19,721	$77,630	$58,289
GAAP gross margin	65.6%	60.1%	65.8%	60.8%
Non-GAAP gross margin	66.6%	61.1%	66.8%	61.7%

Operating expenses reconciliation:
GAAP Research and development	$9,015	$7,928	$26,072	$22,602
Non-GAAP adjustment:
Stock-based compensation	(698)	(577)	(1,965)	(1,737)
Non-GAAP research and development	8,317	7,351	24,107	20,865
As a % of total revenue, non-GAAP	20.5%	22.8%	20.7%	22.1%

GAAP Sales and marketing	18,300	15,855	54,256	49,129
Non-GAAP adjustment:
Stock-based compensation	(735)	(623)	(2,176)	(1,833)
Non-GAAP sales and marketing	17,565	15,232	52,080	47,296
As a % of total revenue, non-GAAP	43.2%	47.2%	44.8%	50.1%

GAAP General and administrative	6,285	5,023	16,969	12,721
Non-GAAP adjustment:
Stock-based compensation	(632)	(498)	(1,640)	(1,392)
Non-GAAP General and administrative	5,653	4,525	15,329	11,329
As a % of total revenue, non-GAAP	13.9%	14.0%	13.2%	12.0%

Loss from operations reconciliation:
GAAP loss from operations	(6,962)	(9,409)	(20,788)	(27,078)
Non-GAAP adjustment:
Stock-based compensation	2,487	2,022	6,902	5,877
Non-GAAP loss from operations	$(4,475)	$(7,387)	$(13,886)	$(21,201)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(17.1%)	(29.2%)	(17.9%)	(28.7%)
Non-GAAP loss from operations	(11.0%)	(22.9%)	(11.9%)	(22.5%)

Net loss reconciliation:
GAAP	$(8,755)	$(9,865)	$(23,636)	$(28,271)
Non-GAAP adjustment:
Stock-based compensation	2,487	2,022	6,902	5,877
Non-GAAP Net loss	$(6,268)	$(7,843)	$(16,734)	$(22,394)

Basic and diluted net loss per share
reconciliation:
GAAP	$(0.63)	$(0.77)	$(1.78)	$(2.25)
Non-GAAP	$(0.45)	$(0.61)	$(1.26)	$(1.78)

Shares used to compute basic and diluted GAAP
and Non-GAAP net loss per share	13,884	12,754	13,307	12,575

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net cash used in operating activities	$(779)	$(5,448)	$(2,188)	$(8,760)
Less: purchases of property and equipment	(1,198)	(1,877)	(3,518)	(6,636)
Free cash flow	$(1,977)	$(7,325)	$(5,706)	$(15,396)

© 2016. Apptio, Inc. All rights reserved. Apptio and the Apptio logo are registered trademarks of Apptio, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

Investor Contact:

Susanna Morgan

(425) 279-6101

ir@apptio.com

Media Contact:

Sarah Vreugdenhil

(425) 974-1331

pr@apptio.com